UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 26, 2021

DYNATRACE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39010		47-2386428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1601 Trapelo Road, Suite 116	Waltham	MA	02451
(Address of Principal Executive Offices)			(Zip Code)
(617) 530-1000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 26, 2021, Dynatrace Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 15, 2021. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as a Class II director of the Company’s Board of Directors for a three-year term that expires at the Company’s annual meeting of stockholders in 2024 and until their successor has been duly elected and qualified, subject to their earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Seth Boro	188,818,313	50,428,881	1,020,221	10,802,066
Jill Ward	190,622,116	48,626,813	1,018,486	10,802,066
Kirsten Wolberg	239,140,453	109,758	1,017,204	10,802,066

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
250,041,617	91,297	936,567

Proposal 3 – Advisory Non-Binding Vote on Frequency of Future Advisory Non-Binding Votes on Compensation of Names Executive Officers

The stockholders indicated, on an advisory non-binding basis, their preference for one year as the frequency of holding future advisory non-binding votes on the compensation of the Company’s named executive officers. The results of such vote were as follows:

One Year	Two Years	Three Years	Abstentions
238,327,658	25,801	941,792	972,164

In accordance with the recommendation of the Company’s Board of Directors and based on the results of the advisory vote reported above, the Company has determined that it will hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

No other matters were brought before the Annual Meeting and no other votes were held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2021	Dynatrace, Inc.

	By:	/s/ Craig Newfield
Craig Newfield
Senior Vice President, General Counsel